                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ORIOLE HOMES CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               ORIOLE HOMES CORP.

               1690 SOUTH CONGRESS AVENUE, DELRAY BEACH, FL 33445

                                 (561) 274-2000

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ----------------

                                                                  April 29, 1998

To the Stockholders of Oriole Homes Corp.:

     The Annual Meeting of Oriole Homes Corp. will be held at the Company's headquarters, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida, on May 20, 1998 at 9:30 A.M., local time, for the following purposes:

1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 13, 1998 as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting.



                                          By order of the Board Directors



                                          Harry A. Levy,
                                          Secretary

YOU ARE URGED, WHETHER YOU OWN ONE OR MORE SHARES, TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               ORIOLE HOMES CORP.

          1690 SOUTH CONGRESS AVENUE, SUITE 200, DELRAY BEACH, FL 33445

                                 (561) 274-2000

                                ----------------

                                 PROXY STATEMENT

                                ----------------

PROXIES                                                          April 29, 1998

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Oriole Homes Corp., a Florida corporation (the "Company"). If the enclosed form of proxy is executed and returned, it will be voted in the manner directed therein, but may be revoked at any time prior to its exercise by written notification to the Secretary of the Company or by attendance and exercise of your right to vote at the meeting. The form of proxy vests in the persons named therein as proxies, discretionary authority to vote on any matters not now known to management which may come before the meeting. The solicitation is being made by use of the mails and the cost thereof will be borne by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's common stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

     This Proxy Statement and the accompanying form of Proxy are being mailed on or about April 30, 1998 to all stockholders of record on April 13, 1998.

     The Annual Report of the Company for the fiscal year ended December 31, 1997 accompanies this Proxy Statement.

VOTING SECURITIES

     The Company had 1,863,349 shares of Class A Common Stock (par value $.10 per share) and 2,762,175 shares of Class B Common Stock (par value $.10 per share) outstanding as of the record date, April 13, 1998. Holders of record of stock at the close of business on that date will be the only persons to receive notice of and to vote at the Annual Meeting. Holders of Class A Common Stock are entitled to one vote for each share; holders of Class B Common Stock are entitled to one-tenth of a vote for each share on all matters coming before the meeting except that with respect to the election of Directors, the holders of Class B Common Stock, voting as a separate class, will elect 25% of the number of Directors rounded up to the next higher whole number, and the holders of Class A Common Stock, voting as a separate class, will elect the balance. The number of Directors is presently fixed at six. Two Directors will be elected by the holders of Class B Common Stock and four Directors will be elected by the holders of Class A Common Stock.

PRINCIPAL HOLDERS

     As of April 13, 1998 the only persons known to the Company to own more than 5% of the Company's outstanding voting securities were:


  NAME AND ADDRESS                                      CLASS A                                 CLASS B
  ----------------                            ------------------------------          ---------------------------
Richard D. Levy (1)                           627,526(2)(3)           33.7%           230,823(2)(3)          8.4%

Harry A. Levy (1)                             644,870(2)(4)           34.6%           298,668(2)(4)         10.8%

Mark A. Levy (1)                               94,412(6)               5.1%            89,007                3.2%

FMR Corp.                                          --                   --            276,800(6)            10.1%
82 Devonshire Street
Boston, MA 02109

Andrew J. McLaughlin, Jr                           --                   --            205,400(7)             7.5%
c/o Loeb Partners Corporation
61 Broadway
New York, NY 10006

Tweedy, Browne Company, L.P.                       --                   --            199,600(8)             7.3%
TBK Partners, L.P.
Vanderbilt Partners, L.P.
52 Vanderbilt Avenue
New York, NY 10017

Wellington Management Company, LLP                 --                   --            224,800(9)             8.2%
75 State Street
Boston, MA 02109

Dimensional Fund Advisors, Inc.               138,800(10)              7.4%           160,100(10)            5.8%
1299 Ocean Ave., 11th Floor
Santa Monica, CA 90401

Franklin Resources, Inc.                           --                   --            360,000(11)           13.1%
777 Marines Island Blvd
San Mateo, California 94404

-----------------------

(1) The address of each of these shareholders is 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

(2) Richard D. Levy and Harry A. Levy are brothers. The above figures include 429,427 shares of Class A Common Stock and 103,590 shares of Class B Common Stock which the Levys each have the right to vote.

(3) Includes 9,234 shares of Class A Common Stock and 14,684 shares of Class B Common Stock held by the wife of Richard D. Levy and 120,457 shares of Class A Common Stock and 127,557 shares of Class B Common Stock held by Mr. Levy as custodian or trustee for various trusts or partnerships for his children, the children of Harry A. Levy, or the grandchildren of the Levy family. Includes 300,000 shares of Class A Common Stock held by Levor Associates, a partnership, for the benefit of Richard D. Levy, Harry A. Levy (the "Levys") (each nine percent), their wives (each five percent) and their children (includes Mark A. Levy), and various partnerships for the benefit of the Levys, their children and grandchildren. Richard D. Levy disclaims beneficial ownership of all such shares of Class A Common Stock and Class B Common Stock held by his wife and by such trusts and partnerships for his wife, children and grandchildren except to the extent of his pecuniary interest in such trusts and partnerships, if any.

(4) Includes 5,038 shares of Class A Common Stock and 5,038 shares of Class B Common Stock held by the wife of Harry A. Levy and 125,090 shares of Class A Common Stock and 170,290 shares of Class B Common Stock held by Mr. Levy as custodian or trustee for various trusts or partnerships for his children, the children of Richard D. Levy, or the grandchildren of the Levy family Includes 300,000 shares of Class A Common Stock held by Levor Associates, a partnership, for the benefit of Richard D. Levy, Harry A. Levy (the "Levys") (each nine percent), their wives (each five percent) and their children (includes Mark A. Levy), and various partnerships for the benefit of the Levys, their children and grandchildren. Harry A. Levy disclaims beneficial ownership of all such shares of Class A Common Stock and Class B Common Stock held by his wife and by such trusts and partnerships for his wife, children and grandchildren except to the extent of his pecuniary interest in such trusts and partnerships, if any.

(5) Includes 1,000 shares owned by the wife of Mark A. Levy. Mark A. Levy disclaims any beneficial interest in the shares owned by his wife.

(6) FMR Corp., the parent company of Fidelity Management & Research Company, reported ownership of 276,800 shares of Class B Common Stock pursuant to a
     Schedule 13G filed on February 18, 1998.

(7) Andrew J. McLaughlin, Jr., a registered representative of Loeb Partners Corporation, a registered broker/dealer, in New York, NY., reported sole and shared voting or dispositive power of 205,400 shares of Class B Common Stock pursuant to a Schedule 13D filed on March 5, 1997.

(8) Tweedy, Browne Company L.P, TBK Partners, L.P. and Vanderbilt Partners, L.P., investment advisors, as a group, reported ownership of 199,600 shares of Class B Common Stock pursuant to Schedule 13D filed on November 16, 1995.

(9) Wellington Management Company, LLP reported ownership of 224,800 shares of Class B Common Stock pursuant to a Schedule 13G filed on February 10, 1998.

(10) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 138,800 shares of Class A Common Stock and 160,100 shares of Class B Common Stock as of December 31, 1997, pursuant to Schedules 13G filed on February 18, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serve as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(11) Franklin Resources, Inc., parent company of Franklin Microcap Value Fund, an investment company, reported ownership of 360,000 shares of Class B Common Stock pursuant to a Schedule 13G filed on August 8, 1996.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.

                              ELECTION OF DIRECTORS

     The persons named as proxies in the enclosed proxy card(s) intend to vote all valid proxies received in favor of the election of each of the six persons named below as directors. The Company is authorized to have no less than three nor more than nine directors. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at six. It is intended that the persons named in the first portion of the following list be elected by holders of Class A Common Stock and those persons named in the second portion of the list will be elected by holders of Class B Common Stock. Each nominee receiving a plurality of votes will be elected a Director. Abstentions and votes withheld by brokers in the absence of instructions from street name holders (broker non-vote) will be counted for purposes of determining whether a quorum is present and will have no effect on the election of Directors. The term of each director elected will expire at the next Annual Meeting of Stockholders and upon the election and qualification of his successor. If any nominee refuses or is unable to serve as a Director (which event is not now anticipated), the proxies will be voted for the other nominees and for such substituted nominee(s) as may be designated by the present Board of Directors. Any such action will be consistent with the rights of the holders of Class B Common Stock to elect a minimum of 25% of the Directors. Each of the named persons was elected at the last Annual Meeting of Stockholders.

              STOCK OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS


                                                               COMMON STOCK OWNERSHIP AT
                                                                   DECEMBER 31, 1997
                                                        -----------------------------------------
NAME                  OFFICE                                  CLASS A              CLASS B
-------------------------------------------------------------------------------------------------
Richard D. Levy (1)   Chairman of the Board,            627,526     33.7%     230,823        8.4%
                      Director

Mark A. Levy (1)      President of the Company,          94,412     5.1%       89,007        3.2%
                      Director

Harry A. Levy (1)     Vice-Chairman of the Board        644,870     34.6%     298,668       10.8%
                      and Secretary of the Company;
                      Director

E.E. Hubshman         Vice-Chairman of the Executive      5,882      *            875         *
                      Committee, Director

Paul R. Lehrer        Director                               -       -          3,600(2)      *

George R. Richards    Director                               -       -             -          -

Antonio Nunez (3)     Senior Vice President and          13,053      *         15,243         *
                      Treasurer of the Company,
                      Director

Eugene H. Berns (4)   Vice President-Sales                  -        -            -           -
                      And Marketing, Director

Donald C. McClosky    Director                            1,210      *          4,810(2)      *

All Officers and Directors as a Group                 1,086,266     58.3%     656,296       23.8%
 (includes 14 persons)


--------------------

(*)  Denotes less than 1%.

(1) See footnotes (2), (3), (4) and (6) to the table under the caption "Principal Holders".

(2) Reflects 3,600 shares Class B Common Stock subject to exercise pursuant to grants of stock options. 1,200 of such options are exercisable at an exercise price of $8.62 per share, another 1,200 of such options are exercisable at an exercise price of $7.50 per share, another 1,200 of such options are exercisable at an exercise price of $7.625 per share, and the other 600 of such options are exercisable at an exercise price of $7.375 per share.

(3)  Retired October 24, 1997

(4)  Retired November 30, 1997

BACKGROUND OF MANAGEMENT

     Information regarding each nominee for Director is set forth below. Except as otherwise indicated, each nominee has held the position indicated as his principal occupation for at least five years.

DIRECTORS TO BE ELECTED BY HOLDERS OF CLASS A COMMON STOCK:

     Richard D. Levy, age 68, has served as Chairman of the Board and Chief Executive Officer of the Company since January 1976. Mr. Levy has been an executive officer of the Company since its organization in 1963.

     Mark A. Levy, age 45, has served as President and Chief Operating Officer since December 1984 and has been employed by the Company since January 1975. Mark A. Levy is the son of Richard D. Levy.

     Harry A. Levy, age 64, has served as Vice Chairman of the Board since May 1991 and as Secretary of the Company since 1968. Mr. Levy is actively engaged in the management of family interests in hotels, office buildings and other real estate holdings for more than ten years. Harry A. Levy is the brother of Richard
D. Levy.

     E.E. Hubshman, age 81, serves as Vice Chairman of the Executive Committee. From December 1974 until May 1991, he served as Vice Chairman of the Board and prior to 1974 he served as President of the Company.

DIRECTORS TO BE ELECTED BY HOLDERS OF CLASS B COMMON STOCK:

     Paul R. Lehrer, age 48, has been the President of Colliers, Lehrer International, Inc., a company engaged in commercial and industrial real estate asset management, for more than five years.

     George R. Richards, age 63, now retired, practiced law in Dade County, Florida from 1966 until April 1996. From May 1994 until April 1996, Mr. Richards was a solo practitioner, and from July 1979 to May 1994, Mr. Richards practiced with the law firm of Fine Jacobson Schwartz Nash & Block. Prior to his retirement, Mr. Richards was outside corporate counsel for the Company on various matters.

                             EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the compensation of the five highest paid executive officers of the Company for the last three fiscal years:

                           SUMMARY COMPENSATION TABLE
                  (numbers shown as dollars except for shares)

                                                                   LONG TERM
                                                  ANNUAL          COMPENSATION
                                               COMPENSATION          AWARDS            ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR            SALARY        OPTIONS/SARS(1)     COMPENSATION (2)
---------------------------       ----            ------        ---------------     ----------------
Richard D. Levy                    1997          $272,500              -0-              $ 1,362
Chairman of the                    1996          $272,500            3,500              $13,273
Board and Chief                    1995          $272,500            3,500              $12,337
Executive Officer

Mark A. Levy                       1997          $272,500              -0-              $ 2,310
President and Chief                1996          $272,500            4,500              $ 2,375
Operating Officer                  1995          $272,500            3,500              $ 2,310

Harry A. Levy                      1997          $160,000              -0-              $  -0-
Vice Chairman of the               1996          $160,000            3,500              $ 7,403
Board and Secretary                1995          $160,000            3,500              $ 7,138

Antonio Nunez (3)                  1997          $168,140              -0-              $32,670
Senior Vice President              1996          $198,500            2,000              $ 2,375
And Chief Financial                1995          $198,500            2,000              $ 2,310
Officer

Eugene H. Berns (4)                1997          $264,750              -0-              $ 2,310
Vice-President-Sales               1996          $295,000            2,500              $ 2,375
And Marketing                      1995          $295,000            2,500              $ 2,310


(1) Options to purchase Class B Common Stock granted in 1995 at $6.875 per share became exercisable on February 22, 1997. Options to purchase Class B Common Stock granted in 1996 at $7.625 per share and are not exercisable until May 14, 1998. At the end of the year 1997, the price of the Company's Class B Common Stock was $4.375 per share.

(2) Represents the Company contribution to the 401 (k) Retirement Plan except in the cases of Richard D. Levy and Harry A. Levy, which also include the economic benefits of the premiums paid by the Company under an executive split dollar life insurance program. The Company is entitled to recover the premiums from any amounts paid by the insurer on such a split dollar life policy and has retained an interest in the policies to the extent of the premiums paid. Includes a severance payment made to Antonio Nunez upon his resignation as an officer of the Company.

(3)  Retired October 24, 1997

(4)  Retired November 30, 1997

SECTION 401(K) PLAN

     Effective January 1, 1990, the Company established a defined contribution plan (the "Plan") pursuant to Section 401 (k) of the Internal Revenue Code. Participant employees may contribute up to 15% of pretax annual compensation as defined in the Plan up to an annual maximum subject to change from time to time. The Company will match 25% of the participant's contributions, not to exceed 6% of the employee's annual compensation. The Company's contributions vest at the rate of 25% per year of employment. During the year ended December 31, 1997, the Company contributed $76,450 to the 401(k) Plan.

COMPENSATION OF DIRECTORS

     Non-employee directors are compensated $12,000 per year and are reimbursed for travel expenses in connection with their attendance at meetings. Non-employee directors also receive options under the Company 1994 Stock Option Plan for non-employee directors (the "Plan"). An aggregate of 20,000 shares of Class B Common Stock are available for grant under the Plan. Each individual who was a non-employee director on each of May 15, 1995, May 16, 1996, and May 22, 1997, the respective dates of the 1995, 1996, and 1997 Annual Meetings of Shareholders, received options to purchase 1,200 shares of the Company's Class B Common Stock exercisable at $7.50, $7.625 and $7.375 per share, respectively. Each non-employee director will receive an option to purchase an additional 1,200 shares after each such Annual Meeting. Each non-employee director is limited to a maximum of 6,000 options. Each option terminates on the 10th anniversary date of its grant. Participants are entitled to exercise such options as follows: one-half on the first anniversary of its date of grant; and one-half on the second anniversary date of the date of grant.

                                OTHER INFORMATION

     During 1997, the Company had an Audit Committee of its Board of Directors consisting of Donald C. McClosky, Paul R. Lehrer and George R. Richards, an Executive Committee consisting of Richard D. Levy, Harry A. Levy, Mark A. Levy, E.E. Hubshman and Antonio Nunez, and a Compensation Committee consisting of Paul
R. Lehrer and George R. Richards. The Audit and Compensation Committees each met three times in 1997. At the meeting of the Board of Directors, which will be held following the Shareholders Meeting, the Committees will be re-elected with the same membership except for those Directors that are retiring.

     The Board of Directors has responsibility for establishing broad corporate policy and monitoring the overall performance of the Company, although it is not involved in the day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them periodically, as well as other reports made at Board meetings by the Chairman and other officers. The Board of Directors generally schedules four meetings each year following the conclusion of each quarter. The Board of Directors held four meetings in 1997.

     The Executive Committee, which met two times in 1997, performs the function of (1) a nominating committee in that it recommends new directors to the Board; and (2) a retirement committee in that it advises the Board with respect to the availability of pension and retirement plans and other potential benefits to employees of the Company.

     The Audit Committee consists solely of independent, non-employee members of the Board. It's principal functions are recommending to the full Board the engagement of independent auditors for the ensuing year, reviewing the scope of non-audit services performed for the Company by the independent auditors, and reviewing the independent auditors' recommendations for improvements of internal controls.

     The Compensation Committee consists solely of independent, non-employee members of the Board. It's principal functions are recommending to the full Board compensation arrangements for senior management, recommending to the full Board the adoption and implementation of compensation and incentive plans and approving grants of stock options to officers and other employees of the Company.

     Each director attended more than three-fourths of the total number of meetings of the Board and all committees of the Board on which he served. All meetings of the Board and the Executive Committee were attended by all Director members of said Board or Committee.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors was established in March, 1993. The members of the Compensation Committee are currently Paul R. Lehrer and George R. Richards.

     The Committee's compensation philosophy is to link executive compensation to Company performance and provide competitive compensation for executives with similar responsibilities. The Compensation mix is to reflect a balance of annual cash awards, including incentive awards and long-term equity-based incentives. Annual incentive cash awards are to be granted based on the achievement of corporate financial targets and individual performance.

     In accordance with this philosophy, the Compensation Committee reviews the recommendations of the chief executive officer regarding compensation of the Company's seven highest paid executives. With regard to these persons, based upon the Company's recent financial performance it was determined that such person's base salaries shall remain unchanged. To provide incentives to the Company's executives, the Compensation Committee has determined it appropriate to establish a bonus pool for these seven highest paid executives. Such bonus pool is based upon an improvement of the Company's average pre-tax earnings for the prior year over the past three fiscal years. Since the Company's results of operations for 1997 did not produce such an improvement, no bonuses were paid to such executives.

     The principal factors considered by the Committee in determining the salary and bonus arrangements for Richard D. Levy, the Chairman of the Board and Chief Executive Officer of the Company, include a review of Mr. Levy's historical salary and a link it to the performance of the Company.

     To further the implementation of its compensation philosophy the Committee has the ability to grant executives incentive stock options under the Company's Employee Stock Option Plan. The purpose of such stock option grants is to provide incentives to such executives for the long-term growth of the Company. No options were granted in 1997.

    The Committee is cognizant of the provisions of the Omnibus Budget Reconciliation Act that provide that a company will not be allowed a deduction, for federal income tax purposes, for conpensation paid to its five highest paid officers for amounts in excess of $1 million, except exempted. The Committee has not adopted any changes in it's compensation policy.


                                       The Compensation Committee


                                       Paul R. Lehrer and George R. Richards

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee have no present interlocking relationships.

                                (CHARISMA CHART)


                                 INDEX RETURNS



                               BASE                           YEARS ENDING
                               PERIOD
COMPANY NAME/INDEX             DEC92        DEC93         DEC94        DEC95        DEC96        DEC97
------------------------------------------------------------------------------------------------------
ORIOLE HOMES CORP -CL B        100          119.55         74.91        67.97        77.68       48.55
S&P 500 INDEX                  100          110.08        111.53       153.45       188.68      251.63
PEER GROUP                     100          175.31         92.45        73.00       109.42      214.04




--------------------

(*) Total return assumes the reinvestment of dividends. The Peer Group is composed of Fairfield Communities Inc., FPA Corp., Shuler Homes Inc., Starrett Corp., Sundance Homes Inc. and Zaring National Corp. (formerly Zaring Homes Inc.). These companies are engaged in the construction of single-family homes and condominiums that have sales volume of approximately 480 million-$200 million in 1997.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has retained the firm of Grant Thornton, LLP as auditors of the Company for the ensuing year. The Company expects a representative of Grant Thornton to be present at the Annual Meeting of Stockholders and the representative will have an opportunity to make a statement, if he desires to do so. Such representative will be available to respond to appropriate questions.

              REQUIRED DATE OF RECEIPT OF STOCKHOLDERS PROPOSALS

     Any Stockholder proposals which are requested to be included in the proxy materials of the Company at its 1999 Annual Meeting must be received by December 29, 1998 to be eligible for consideration. Such a proposal must comply with the requirements as to the form and substance established by applicable laws and regulations in order to be included in proxy statement.

                             ADDITIONAL INFORMATION

     Management is not aware of any matters to be presented at the meeting other than the matters above mentioned and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, it is intended that the proxies will be voted thereon in the discretion of the persons named in the enclosed proxy card.

     If you cannot attend the meeting, kindly date, sign and return the enclosed proxy card(s).


                                   By order of the Board of Directors




                                   Harry A. Levy, Secretary

                                                                      APPENDIX A



                               ORIOLE HOMES CORP.
                         PROXY FOR CLASS A COMMON STOCK

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints R.D. Levy, Mark A. Levy, and H.A. Levy and each of them, proxies with power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ORIOLE HOMES CORP. (the "Company"), to be held at 1690 South Congress Avenue, Delray Beach, Florida, on Wednesday, May 20, 1998 at 9:30 A.M. and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment thereof.

     1. ELECTION OF DIRECTORS:    To elect Directors as set forth in the Proxy Statement.        WITHHOLD AUTHORITY to
        CLASS A STOCKHOLDERS:     FOR all nominees listed below / /                              vote for all nominees
                                                                                                 listed below (except as
                                                                                                 marked to the contrary
                                                                                                 below*) / /

                                   R.D Levy, H.A. Levy and M.A. Levy, E.E. Hubshman

*(INSTRUCTION: To withhold authority to vote for any individual nominees, strike out that nominee's name above.)

     2. To transaction such other business as may properly come before the meeting or any adjournment thereof.
        IF NO INSTRUCTION IS INDICATED, the undersigned's vote will be cast FOR the election of the Class A nominees.



   (Please sign on reverse side and return promptly in the enclosed envelope)



                          (Continued from other side)

     A majority of the proxies present and acting at the meeting in person or by substitute (or if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given and acknowledge receipt of Notice of Annual Meeting and Proxy Statement dated April 29, 1998 and a copy of the Annual Report for the year ended December 31, 1997.


               Dated: _____________________ , 1998



               ____________________________
               Signature


 NOTE: When signing as Executor, Administrator, Trustee, Guardian, Etc., please add full title.
                  (Sign Exactly as name appears on this proxy)

                                                                      APPENDIX B


                               ORIOLE HOMES CORP.
                         PROXY FOR CLASS B COMMON STOCK

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints R.D. Levy, Mark A. Levy, and H.A. Levy and each of them, proxies with power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ORIOLE HOMES CORP. (the "Company"), to be held at 1690 South Congress Avenue, Delray Beach, Florida, on Wednesday, May 20, 1998 at 9:30 A.M. and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment thereof.

     1. ELECTION OF DIRECTORS:    To elect Directors as set forth in the Proxy Statement.        WITHHOLD AUTHORITY to
        CLASS B STOCKHOLDERS:     FOR all nominees listed below / /                              vote for all nominees
                                                                                                 listed below (except as
                                                                                                 marked to the contrary
                                                                                                 below*) / /

                                        P.R. Lehrer and G.R. Richards

*(INSTRUCTION: To withhold authority to vote for any individual nominees, strike out that nominee's name above.)

     2. To transaction such other business as may properly come before the meeting or any adjournment thereof.
        IF NO INSTRUCTION IS INDICATED, the undersigned's vote will be cast FOR the election of the Class B nominees.



   (Please sign on reverse side and return promptly in the enclosed envelope)



                          (Continued from other side)

     A majority of the proxies present and acting at the meeting in person or by substitute (or if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given and acknowledge receipt of Notice of Annual Meeting and Proxy Statement dated April 29, 1998 and a copy of the Annual Report for the year ended December 31, 1997.


               Dated: _____________________ , 1998



               ____________________________
               Signature


 NOTE: When signing as Executor, Administrator, Trustee, Guardian, Etc., please add full title.
                  (Sign Exactly as name appears on this proxy)